UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2005

SAFETY PRODUCTS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	Initial Filing	34-2051198
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2211 York Road, Suite 215, Oak Brook, IL  60523

(Address of principal executive offices)   (Zip Code)

(630) 572-5715

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On July 19, 2005, Norcross Safety Products L.L.C. (“Norcross”) issued a press release announcing the closing of the transaction under which Norcross was acquired by Safety Products Holdings, Inc. (the “Company”), a new holding company formed by Odyssey Investment Partners, LLC for the purpose of completing the acquisition (the “Acquisition”) from NSP Holdings L.L.C. (“Holdings”).  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On July 19, 2005, the Company entered into a guarantee and collateral agreement (the “Guarantee Agreement”) by the Company, SPH Acquisition LLC (“SPH Acquisition”), Norcross, North Safety Products Inc., (“North Safety”), and Morning Pride Manufacturing L.L.C. (“Morning Pride,” and together with North Safety, the “U.S. Subsidiary Borrowers,” which together with Norcross assumed the obligations of SPH Acquisition upon consummation of the merger of SPH Acquisition with and into Norcross following the closing of the Acquisition (the “Merger”)), Norcross Capital Corp., North Safety Mexico Holdings LLC (collectively, the “Grantors”), in favor of Credit Suisse, as Administrative Agent for the Secured Parties in connection with the credit agreement (the “Credit Agreement”) dated as of July 19, 2005 among the Company, SPH Acquisition, Norcross and the U.S. Subsidiary Borrowers (which, together with Norcross, assumed the obligations of SPH Acquisition thereunder upon consummation of the Merger), North Safety Products Ltd. (the “Canadian Borrower,” which become a party to the Credit Agreement upon consummation of the Merger), Credit Suisse, as Administrative Agent, Bank of America, NA, as Syndication Agent, GMAC Commercial Financing LLC, La Salle Bank National Association and US Bank NA, as Documentation Agents, Credit Suisse, Toronto Branch, as Canadian Agent, and the lenders party thereto.

The Guarantee Agreement provides for the unconditional guarantee by the Company and the other Grantors of Norcross’ and the U.S. Subsidiary Borrowers’ obligations under the Credit Agreement.  The guarantees in respect of the Credit Agreement are secured by a perfected first priority security interest in all of Norcross’ equity securities owned by the Company, the equity securities of Norcross’ direct and indirect domestic subsidiaries, substantially all of the Company’s and the other Grantors’ tangible and intangible assets and 65% of the equity securities of, or equity interest in, certain of Norcross’ foreign first-tier subsidiaries, subject to certain exceptions.  The Guarantee Agreement also contains customary representations and warranties, covenants and remedial provisions.

In connection with the closing of the Acquisition, the Company entered into a second supplemental indenture dated as of July 19, 2005 (the “Second Supplemental Indenture”) among Holdings, NSP Holdings Capital Corp. (“Capital”), the Company and Wilmington Trust Company, as trustee (the “Trustee”) under the indenture dated as of January 7, 2005 (the “Indenture”) by and among Holdings, Capital and the Trustee providing for the issuance of Holdings’ and Capital’s outstanding $100.0 million 11 3/4% senior pay in kind notes due 2012 (the “Existing Notes”).  Pursuant to the terms of the Second Supplemental Indenture, the Company assumed all of the rights, powers, commitments, obligations and liabilities of Holdings under the Indenture and the Existing Notes.

On July 19, 2005, the Company sold $25,000,000 in principal amount of the Company’s 11 3/4% senior pay in kind notes due 2012 (the “New Notes”).  The New Notes were sold pursuant to a purchase agreement, dated June 28, 2005 (the “Purchase Agreement”), by and between the Company and Credit Suisse First Boston, LLC (the “Initial Purchaser”).  The New Notes were issued pursuant to the Indenture.  Pursuant to the term of the Purchase Agreement, the Notes were sold to the Initial Purchasers and are expected to be resold to qualified institutional buyers in compliance with the exemption from registration

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provided by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and in offshore transactions in reliance on Regulation S under the Securities Act.

The Initial Purchaser and its direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement, dated as of July 19, 2005 (the “Registration Rights Agreement”), between the Company and the Initial Purchaser.  Pursuant to the Registration Rights Agreement, the Company has agreed to file with the Securities and Exchange Commission (the “SEC”) within 180 days of the issue date of the New Notes a registration statement (the “Registration Statement”) with respect to a registered offer to exchange the New Notes for notes (the “Exchange Notes”) that have terms substantially identical in all material respects to the New Notes except that the Exchange Notes will not contain terms with respect to transfer restrictions.  The Company has also agreed to use its reasonable best efforts to have the Registration Statement declared effective within 270 days of the issue date of the New Notes.  If the Company fails to comply with certain of its obligations under the Registration Rights Agreement, it will be required to pay additional interest on the New Notes.

The above descriptions of the Second Supplemental Indenture, the Purchase Agreement and the Registration Rights Agreement are summaries only and are qualified in their entirety by reference to the respective exhibits to this Current Report on Form 8-K.

In connection with the closing of the Acquisition, the Company entered into a stockholders agreement with Odyssey Investment Partners Fund III, LP (“Odyssey”) and Safety Products, LLC (“SPL”).  The stockholders agreement includes certain restrictions on the transfer of shares of the Company’s common stock including the granting to Odyssey of a right of first refusal with respect to sales of shares held by SPL at any time prior to the fifth anniversary of the execution date of the agreement.  Under certain circumstances, SPL has “tag-along” rights to sell its shares on a pro rata basis with Odyssey in certain sales to third parties.  If Odyssey approves a sale of shares of the Company’s common stock, Odyssey has the right to require SPL to sell their shares on the same terms.  In addition, subject to certain exceptions, including issuance pursuant to an initial public offering, the stockholders agreement grants holders of common stock party thereto preemptive rights with respect to issuances of common stock by the Company.

The stockholders agreement also includes certain registration rights which provide that, upon the written request of either Odyssey or SPL, the Company has agreed to, on one or more occasions following an initial public offering, prepare and file a registration statement with the SEC concerning the distribution of all or part of the shares of the Company’s common stock held by Odyssey and SPL, and use its commercially reasonable efforts to cause the registration statement to become effective.  Following an initial public offering of the Company, Odyssey and SPL will also have the right, subject to certain exceptions and rights of priority, to have their shares included in certain registration statements filed by the Company.  Registration expenses of the selling stockholders (other than underwriting discounts and commissions and transfer taxes applicable to the shares sold by such stockholders or the fees and expenses of any accountants or other representatives retained by a selling stockholder) will be paid by the Company.  The Company has also agreed to indemnify the stockholders against certain customary liabilities in connection with any registration.

In connection with the closing of the Acquisition, the Company also entered into a management stockholders agreement with Odyssey and the management investors.  The management stockholders agreement generally restricts the transfer of shares of the Company’s common stock without the consent

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of Odyssey.  Exceptions to this restriction include transfers for estate planning purposes, in each case so long as any transferee agrees to be bound by the terms of the management stockholders agreement.

The Company and Odyssey have a right of first refusal under the management stockholders agreement with respect to sales of shares of the Company’s common stock held by management investors.  Under certain circumstances, the stockholders have “tag-along” rights to sell their shares on a pro rata basis with the selling stockholder in certain sales to third parties.  If Odyssey approves a sale of shares of the Company’s common stock, Odyssey has the right to require the management stockholders to sell their shares on the same terms.  The agreement also contain a provision that gives the Company the right to repurchase a management investor’s shares upon termination of that management investor’s employment and gives the management stockholder the right to require the Company to repurchase such stockholder’s shares upon termination of that management investor’s employment.  In addition, subject to certain exceptions, including issuance pursuant to an initial public offering, the management stockholders agreement grants holders of common stock party thereto preemptive rights with respect to issuances of common stock by the Company to Odyssey.

This Form 8-K is being filed by the Company as the initial report of the Company to the SEC and as notice that it is the “successor issuer” to Holdings pursuant to Rule 15d-5 promulgated under the Securities Exchange Act of 1934, as amended.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the closing of the Acquisition and effective as of July 19, 2005, David F. Myers, Jr., Muzzafar Mirza and Robert A. Peterson were appointed as directors of the Company, joining the Company’s two current directors, Brian Kwait and Benjamin A. Hochberg.

Item 7.01                                             Regulation FD Disclosure.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Item 9.01                                             Financial Statements and Exhibits

(c)                                  Exhibits.

Exhibit No.	Description

4.1	Second Supplemental Indenture dated as of July 19, 2005 among NSP Holdings L.L.C., NSP Holdings Capital Corp., Safety Products Holdings, Inc. and Wilmington Trust Company, as trustee.

4.2	Registration Rights Agreement dated as of July 19, 2005 by and between Safety Products Holdings, Inc. and Credit Suisse First Boston LLC.

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10.1	Purchase Agreement dated June 28, 2005 by and between Safety Products Holdings, Inc. and Credit Suisse First Boston LLC.

99.1	Norcross Safety Products L.L.C. press release, dated July 19, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SAFETY PRODUCTS HOLDINGS, INC.

Date: July 25, 2005	By:	/s/ David F. Myers, Jr.
David F. Myers, Jr.
Executive Vice President, Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Supplemental Indenture dated as of July 19, 2005 among NSP Holdings L.L.C., NSP Holdings Capital Corp., Safety Products Holdings, Inc. and Wilmington Trust Company, as trustee.

4.2	Registration Rights Agreement dated as of July 19, 2005 by and between Safety Products Holdings, Inc. and Credit Suisse First Boston LLC.

10.1	Purchase Agreement dated June 28, 2005 by and between Safety Products Holdings, Inc. and Credit Suisse First Boston LLC.

99.1	Norcross Safety Products L.L.C. press release, dated July 19, 2005.

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Exhibit 4.1

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of July 19, 2005 among NSP HOLDINGS L.L.C. (“NSP Holdings”),  NSP HOLDINGS CAPITAL CORP. (“NSP Capital” and, together with NSP Holdings, the “Issuers”), SAFETY PRODUCTS HOLDINGS, INC. (“Buyer”) and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as trustee under the indenture referred to below (the “Trustee”).

RECITALS

WHEREAS, the Issuers and the Trustee have heretofore executed an Indenture, dated as of January 7, 2005 (as supplemented by the First Supplemental Indenture dated July 19, 2005 by and among the Issuers and the Trustee (the “First Supplemental Indenture”) and as further amended or supplemented from time to time, the “Indenture”), providing for the issuance of the Issuers’ 11 3/4% Senior Pay in Kind Notes due 2012 (the “Notes”);

WHEREAS, Section 5.01 of the Indenture provides that, upon a transfer of all or substantially all of NSP Holdings’ assets (as an entirety or substantially in one transaction or a series of related transactions), Buyer is required to execute and deliver to the Trustee a supplemental indenture pursuant to which Buyer shall assume all of the obligations of the Issuers under the Indenture and the Notes; and

WHEREAS, pursuant to Section 8.01(3) of the Indenture, the Issuers, the Buyer and the Trustee are authorized to execute and deliver this Supplemental Indenture;

NOW THEREFORE, in consideration of the foregoing and mutual covenants herein contained and intending to be legally bound, the Issuers, the Buyer and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

1.                                       DEFINED TERMS.  Unless otherwise defined herein, defined terms have the meanings assigned to such terms in the Indenture.  The words “herein,” “hereof” and hereby and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2.                                       ASSIGNMENT AND ASSUMPTION.

(a)                                  As of the date hereof, NSP Holdings hereby transfers and assigns to Buyer, and Buyer hereby assumes and undertakes from NSP Holdings, all rights, powers, commitments, obligations and liabilities of NSP Holdings under the Indenture, the Registration Rights Agreement, the CIVC Registration Rights Agreement and the Notes (collectively, the “Assigned Instruments”) and agrees to be bound by all other applicable provisions of the Assigned Instruments.

(b)                                 With effect on and after the date hereof, NSP Holdings shall be released and relieved from its obligations and covenants under the Assigned Instruments.

3.                                       NOTICES.  All notices or other communications to Buyer shall be given as provided for Issuers in 13.02 of the Indenture.

4.                                       RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

5.                                       GOVERNING LAW.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.                                       TRUSTEE MAKES NO REPRESENTATION.  The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

7.                                       COUNTERPARTS.  The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.

8.                                       EFFECT OF HEADINGS.  The Section headings herein are for convenience only and shall not affect the construction thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

NSP HOLDINGS L.L.C.

By:	/s/ David F. Myers, Jr.
	Name:	David F. Myers
	Title:	Executive Vice President

NSP HOLDINGS CAPITAL CORP.

By:	/s/ David F. Myers, Jr.
	Name:	David F. Myers, Jr.
	Title:	Executive Vice President

SAFETY PRODUCTS HOLDINGS, INC.

By:	/s/ Benjamin A. Hochberg
	Name:	Benjamin A. Hochberg
	Title:	Secretary

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ James J. McGinley
	Name:	James J. McGinley
	Title:	Authorized Signer

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Exhibit 4.2

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

Dated as of July 19, 2005

by and between

SAFETY PRODUCTS HOLDINGS, INC.

and

CREDIT SUISSE FIRST BOSTON LLC,

as Initial Purchaser

$25,000,000

11 ¾% SENIOR PAY IN KIND NOTES DUE 2012

TABLE OF CONTENTS

1.	Definitions

2.	Exchange Offer

3.	Shelf Registration

4.	Additional Interest

5.	Registration Procedures

6.	Registration Expenses

7.	Indemnification

8.	Rules 144 and 144A

9.	Underwritten Registrations

10.	Miscellaneous

	(a)	Remedies
	(b)	No Inconsistent Agreements
	(c)	Adjustments Affecting Registrable Notes
	(d)	Amendments and Waivers
	(e)	Notices
	(f)	Successors and Assigns
	(g)	Counterparts
	(h)	Headings
	(i)	Governing Law
	(j)	Severability
	(k)	Notes Held by the Company or Its Affiliates
	(l)	Third Party Beneficiaries
	(m)	Entire Agreement

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REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of July 19, 2005, by and between Safety Products Holdings, Inc., a Delaware corporation (the “Company”) and Credit Suisse First Boston LLC (the “Initial Purchaser”).

This Agreement is entered into in connection with the Purchase Agreement, dated June 28, 2005, by and between the Company and the Initial Purchaser (the “Purchase Agreement”) relating to the sale by the Company to the Initial Purchaser of $25,000,000 aggregate principal amount of the Company’s 11 ¾% Senior Pay in Kind Notes due 2012 (the “New Notes”).  In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the holders of Registrable Notes (as defined), including, without limitation, the Initial Purchaser.  The execution and delivery of this Agreement is a condition to the Initial Purchaser’s obligation to purchase the New Notes under the Purchase Agreement.

The New Notes are being offered and sold by the Company in connection with the acquisition by the Company (the “Acquisition”) of all of the equity interests of Norcross Safety Products L.L.C. and NSP Holdings Capital Corp (“Capital”).  In connection with the Acquisition, the Company has agreed to, among other things, assume the obligations of NSP Holdings L.L.C. (“Holdings”) under the Indenture (as defined below).

The parties hereby agree as follows:

1.                                       Definitions

As used in this Agreement, the following terms shall have the following meanings:

Acquisition:  See the third introductory paragraph to this Agreement.

Additional Interest:  See Section 4(a).

Additional Notes:  Additional Notes issued in lieu of cash interest payments on any outstanding Notes pursuant to the Indenture or issued in lieu of cash payments of Additional Interest pursuant to Section 4(b) hereof.

Advice:  See the last paragraph of Section 5.

Agreement:  See the first introductory paragraph to this Agreement.

Applicable Period:  See Section 2(b).

Business Day:  A day that is not a Saturday, a Sunday, or a day on which banking institutions in New York, New York or Chicago, Illinois are required to be closed.

Capital: See the third introductory paragraph to this Agreement.

Commission:  The Securities and Exchange Commission.

Company:  See the first introductory paragraph to this Agreement.

Effectiveness Date:  (i) The 270th day after the Issue Date, in the case of the Exchange Registration Statement or an Initial Shelf Registration filed in lieu of the Exchange Registration Statement, and (ii) in the case of an Initial Shelf Registration filed following delivery of a Shelf Notice, the 60th day after the filing of such Initial Shelf Registration.

Effectiveness Period:  See Section 3(a).

Event Date:  See Section 4(b).

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

Exchange Notes:  See Section 2(a).  References in this Agreement to Exchange Notes shall be deemed to include any Additional Notes relating thereto, to the extent applicable.

Exchange Offer:  See Section 2(a).

Exchange Registration Statement:  See Section 2(a).

Existing Unregistered Notes: Any Notes originally issued by Holdings and Capital on January 7, 2005 under the Indenture that have not yet been registered under the Securities Act as of the date hereof.

Filing Date:  The 180th day after the Issue Date (regardless of whether the actual filing precedes such date).

Holder:  Any registered holder of Registrable Notes.

Holdings: See the third introductory paragraph to this Agreement.

Indemnified Parties:  See Section 7(a).

Indenture:  The Indenture, dated as of January 7, 2005 by and among Holdings, Capital and Wilmington Trust Company, as trustee, pursuant to which the Notes are being issued, as supplemented by the Supplemental Indentures and as further amended or supplemented from time to time in accordance with the terms thereof.

Initial Purchaser:  See the first introductory paragraph to this Agreement.

Initial Shelf Registration:  See Section 3(a).

Inspectors:  See Section 5(o).

Issue Date:  The date on which the New Notes were sold to the Initial Purchaser pursuant to the Purchase Agreement.

NASD:  National Association of Securities Dealers, Inc.

New Notes: See the second introductory paragraph to this Agreement.

Notes:  Collectively, the New Notes and the Existing Unregistered Notes.

Participating Broker-Dealer:  See Section 2(b).

Person:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government (including any agency or political subdivision thereof).

Potential Material Event:  (i)  An event or circumstance which occurs and is continuing as a result of which any Shelf Registration, any related prospectus or any document incorporated therein by reference as then amended or supplemented or proposed to be filed would, in the good faith determination of the board of directors of the Company, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) either (a) the board of directors of the Company determines in good faith that the disclosure of such event at such time would have a material adverse effect on the Company’s business, operations or prospects or (b) the disclosure otherwise relates to a material business transaction or development which has not yet been publicly disclosed.

Private Exchange:  See Section 2(b).

Private Exchange Notes:  See Section 2(b).

Prospectus:  The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

Purchase Agreement:  See the second introductory paragraph to this Agreement.

Records:  See Section 5(o).

Registrable Notes:  Each Note upon original issuance thereof and at all times subsequent thereto, each Additional Note and each Exchange Note as to which Section 2(c)(iv) hereof is applicable upon original issuance thereof and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, until, in the case of any such Note, Additional Note, Exchange Note or Private Exchange Note, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(iv) hereof is applicable) covering such Note, Additional Note, Exchange Note or Private Exchange Note, as the case may be, has been declared effective by the Commission and such Note, Additional Note, Exchange Note or Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note, Additional Note, Exchange Note or Private Exchange Note, as the case may be, is sold in compliance with Rule 144, (iii) in the case of any Note or Additional Note, such Note or Additional Note has been exchanged pursuant to the Exchange Offer for an Exchange Note or Exchange Notes which may be resold without restriction under federal securities laws, or (iv) such Note, Additional Note, Exchange Note or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture.

Registration Statement:  Any registration statement of the Company, including, but not limited to, the Exchange Registration Statement, that covers any of the Registrable Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Rule 144:  Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

Rule 144A:  Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the Commission.

Rule 415:  Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

Shelf Notice:  See Section 2(c).

Shelf Registration:  See Section 3(b).

Subsequent Shelf Registration:  See Section 3(b).

Supplemental Indentures: Collectively, (i) the First Supplemental Indenture, dated as of the date hereof, among Holdings, Capital and Wilmington Trust Company and (ii) the Second Supplemental Indenture, dated as of the date hereof, among the Company, Holdings, Capital and Wilmington Trust Company.

TIA:  The Trust Indenture Act of 1939, as amended.

Trustee:  The trustee under the Indenture and, if existent, the trustee under any indenture governing the Exchange Notes and Private Exchange Notes (if any).

Underwritten registration or underwritten offering:  A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.                                       Exchange Offer

(a)                                  The Company agrees to file with the Commission no later than the Filing Date, an offer to exchange (the “Exchange Offer”) any and all of the Registrable Notes (other than Private Exchange Notes, if any) for a like aggregate principal amount of debt securities of the Company which are identical in all material respects to the Notes (the “Exchange Notes”) (and which are entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the Commission to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA), except that the Exchange Notes shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon.  The Exchange Offer shall be registered under the Securities Act on the appropriate form (the “Exchange Registration Statement”) and shall comply with all applicable tender offer rules and regulations under the Exchange Act.  The Company agrees to use its reasonable best efforts to (x) cause the Exchange Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for at least 20 Business Days (or longer if required by applicable law) after the date that notice of the Exchange Offer is first mailed to Holders; and (z) consummate the Exchange Offer on or prior to the 60th day following the date on which the Exchange Registration Statement is declared effective.  If after such Exchange Registration Statement is initially declared effective by the Commission, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement.  Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Notes received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes, that such Holder is not an affiliate of the Company within the meaning of the Securities Act, and any additional representations that in the written opinion of counsel to the Company are necessary under then-existing interpretations of the Commission in order for the Exchange Registration Statement to be declared effective.  Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Notes that are Private Exchange Notes and Exchange Notes held by Participating Broker-Dealers, and the Company shall have no further obligation to register Registrable Notes (other than Private Exchange Notes and other than in respect of any Exchange Notes as to which clause 2(c)(iv) hereof applies) pursuant to Section 3 of this Agreement.

(b)                                 The Company shall include within the Prospectus contained in the Exchange Registration Statement a section entitled “Plan of Distribution,” reasonably acceptable to the Initial Purchaser, which shall contain a summary statement of the positions taken or policies made by the Staff of the Commission with respect to the potential “underwriter” status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a “Participating Broker-Dealer”), whether such positions or policies have been publicly disseminated by the Staff of the Commission or such positions or policies, in the judgment of the Initial Purchaser, represent the prevailing views of the Staff of the Commission.  Such “Plan of Distribution” section shall also allow, to the extent permitted by applicable policies and regulations of the Commission, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act for the duration of the Applicable Period (as defined below), including, to the extent so permitted, all Participating Broker-Dealers, and include a statement describing the manner in which Participating Broker-Dealers may resell the Exchange Notes.

The Company shall use its reasonable best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time beginning when the Exchange Notes are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed and the date on which such Persons are no longer required to comply with the prospectus delivery requirements in connection with offers and sales of the Exchange Notes (the “Applicable Period”); provided, however, the Company’s obligation to use its reasonable best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for the Applicable Period shall not apply during a Suspension Period (as hereinafter defined) and no Person, including any Participating Broker-Dealer, after receipt of notice from the Company of a Potential Material Event (as hereinafter defined) as contemplated by the last paragraph of Section 5, shall sell any Exchange Notes pursuant to any such Prospectus until such Person has received written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, further, that the Applicable Period shall be extended by the number of days of the applicable Suspension Period.

If, upon consummation of the Exchange Offer, the Initial Purchaser holds any Notes acquired by it and having the status of an unsold allotment in the initial distribution, the Company upon the request of the Initial Purchaser shall, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to the Initial Purchaser, in exchange (the “Private Exchange”) for the Notes held by the Initial Purchaser, a like principal amount of debt securities of the Company that are identical in all material respects to the Exchange Notes except for the existence of restrictions on transfer thereof under the Securities Act and securities laws of the several states of the U.S. (the “Private Exchange Notes”) (and which are issued pursuant to the same indenture as the Exchange Notes).  To the extent possible, the Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes.  Interest on the Exchange Notes and Private Exchange Notes will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the Issue Date.

In connection with the Exchange Offer, the Company shall:

(1)                                  mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

(2)                                  utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate thereof;

(3)                                  permit Holders to withdraw tendered Registrable Notes at any time prior to the close of business, New York City time, on the last Business Day on which the Exchange Offer shall remain open; and

(4)                                  otherwise comply in all material respects with all applicable laws.

As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

(1)                                  accept for exchange all Registrable Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

(2)                                  deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

(3)                                  cause the Trustee to authenticate and deliver promptly to each Holder tendering such Registrable Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

The Exchange Notes and the Private Exchange Notes may be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture and that the Exchange Notes, the Private Exchange Notes and the Notes, if any, will vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes, if any, will have the right to vote or consent as a separate class on any matter.

(c)                                  If, (i) because of any change in law or in currently prevailing interpretations of the staff of the Commission, the Company is not permitted to effect an Exchange Offer, (ii) the Exchange Offer is not consummated within 300 days of the Issue Date, (iii) any holder of Private Exchange Notes so requests in writing to the Company or (iv) in the case of any Holder that participates in the Exchange Offer (and tenders its Registrable Notes prior to the expiration thereof), such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Securities Act) and so notifies the Company within 30 days following the consummation of the Exchange Offer (and providing a reasonable basis for its conclusions), in the case of each of clauses (i)-(iv), then the Company shall promptly deliver to the Holders and the Trustee written notice thereof (the “Shelf Notice”) and shall file a Shelf Registration pursuant to Section 3.

3.                                       Shelf Registration

If a Shelf Notice is delivered as contemplated by Section 2(c), then:

(a)                                  Shelf Registration.  The Company shall file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the “Initial Shelf Registration”).  If the Company shall not have yet filed the Exchange Registration Statement, the Company shall file with the Commission the Initial Shelf Registration on or prior to the Filing Date and shall use its reasonable best efforts to cause such Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date.  Otherwise, the Company shall file with the Commission the Initial Shelf Registration within 45 days of the delivery of the Shelf Notice and shall use its reasonable best efforts to cause such Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date.  The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings).  The Company shall not permit any securities other than the Registrable Notes to be included in any Shelf Registration.  The Company shall use its reasonable best efforts to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is 24 months from the Issue Date (or, if Rule 144(k) under the Securities Act is amended to permit unlimited resales by non-affiliates within a lesser period, such lesser period) (subject to extension pursuant to the last paragraph of Section 5 hereof) or such shorter period ending when (i) all Registrable Notes covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or (ii) a Subsequent Shelf Registration covering all of the Registrable Notes has been declared effective under the Securities Act (the “Effectiveness Period”).

(b)                                 Subsequent Shelf Registrations.  If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional “shelf” Registration Statement pursuant to Rule 415 covering all of the Registrable Notes (a “Subsequent Shelf Registration”).  If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Subsequent Shelf Registration continuously effective for the duration of the Effectiveness Period or such shorter period when all Registrable Notes covered thereby have been sold.  As used herein the term “Shelf Registration” means the Initial Shelf Registration and any Subsequent Shelf Registration.

(c)                                  Supplements and Amendments. The Company shall promptly supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Shelf Registration or by any underwriter of such Registrable Notes, in each case, with the Company’s consent, which consent shall not be unreasonably withheld or delayed.

4.                                       Additional Interest

(a)                                  The Company and the Initial Purchaser agree that the Holders of Registrable Notes will suffer damages if the Company fails to fulfill its obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, the Company agrees to pay, as liquidated damages, additional interest on the Registrable Notes (“Additional Interest”) under the circumstances and to the extent set forth below (each of which shall be given independent effect):

(i)                                     if (A) neither the Exchange Registration Statement nor the Initial Shelf Registration has been filed on or prior to the Filing Date or (B) notwithstanding that the Company has filed an Exchange Registration Statement, the Company is required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the 45th day after delivery of the Shelf Notice, then, in the case of subclause (A), commencing on the day after the Filing Date or, in the case of subclause (B), commencing on the 46th day following delivery of the Shelf Notice, Additional Interest shall accrue on the Registrable Notes over and above the stated interest at a rate of 0.25% per annum for the first 90 days immediately following the Filing Date or such 45th day, as the case may be, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period;

(ii)                                  if (A) neither the Exchange Registration Statement nor the Initial Shelf Registration is declared effective on or prior to the Effectiveness Date applicable thereto or (B) notwithstanding that the Company has consummated or will consummate an Exchange Offer, the Company is required to file a Shelf Registration and such Shelf Registration is not declared effective by the Commission on or prior to the applicable Effectiveness Date, then, commencing on the day after such applicable Effectiveness Date, Additional Interest shall accrue on the Registrable Notes over and above the stated interest at a rate of 0.25% per annum for the first 90 days immediately following the day after the applicable Effectiveness Date, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period; and

(iii)                               if (A) the Company has not exchanged Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the 300th day after the Issue Date, (B) the Exchange Registration Statement ceases to be effective prior to consummation of the Exchange Offer or (C) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period, then Additional Interest shall accrue on the Registrable Notes over and above the stated interest at a rate of 0.25% per annum for the first 90 days commencing on the (x) 301st day after the Issue Date in the case of (A) above or (y) the day such Exchange Registration Statement or Shelf Registration ceases to be effective in the case of (B) and (C) above, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each such subsequent 90-day period;

provided, however, that the Additional Interest rate on the Registrable Notes may not exceed in the aggregate 1.0% per annum; provided, further that (1) upon the filing of the Exchange Registration Statement or each Shelf Registration (in the case of (i) above), (2) upon the effectiveness of the Exchange Registration Statement or each Shelf Registration, as the case may be (in the case of (ii) above), or (3) upon the exchange of Exchange Notes for all Registrable Notes tendered (in the case of (iii)(A) above) or upon the effectiveness of an Exchange Registration Statement or Shelf Registration which had ceased to remain effective (in the case of (iii)(B) and (C) above), Additional Interest on any Registrable Notes then accruing Additional Interest as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.  Additional Interest may not accrue pursuant to more than one clause of subsection (a) at any one time.

(b)                                 The Company shall notify the Trustee within one Business Day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an “Event Date”).  Any amounts of Additional Interest due pursuant to (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable, at the election of the Company (made prior to the relevant record date in the case of cash interest), either (x) in cash or (y) through the issuance of Additional Notes in principal amount equal to such Additional Interest amount, in either case, semiannually on each regular interest payment date specified in the Indenture (to the Holders of Registrable Notes of record on the regular record date therefor (as specified in the Indenture) immediately preceding such dates), commencing with the first such regular interest payment date occurring after any such Additional Interest commences to accrue.  The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Notes subject thereto, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

5.                                       Registration Procedures

In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Company shall effect such registrations to permit the sale of such securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder, the Company shall:

(a)                                  Prepare and file with the Commission prior to the Filing Date, the Exchange Registration Statement or if the Exchange Registration Statement is not filed or is unavailable, a Shelf Registration as prescribed by Section 2 or 3, and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that, if (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period and has advised the Company that it is a Participating Broker-Dealer, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall, if requested, furnish to and afford the Holders of the Registrable Notes to be registered pursuant to such Shelf Registration or each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five Business Days prior to such filing).  The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object.

(b)                                 Prepare and file with the Commission such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating

Broker-Dealer covered by any such Prospectus.  The Company shall be deemed not to have used its reasonable best efforts to keep a Registration Statement effective during the Applicable Period if it voluntarily takes any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period unless such action is required by applicable law, rule or regulation or unless the Company complies with this Agreement, including, without limitation, the provisions of paragraph 5(k) hereof and the last paragraph of Section 5.

(c)                                  If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period from whom the Company has received written notice that it will be a Participating Broker-Dealer, notify the selling Holders of Registrable Notes, and each such Participating Broker-Dealer, their counsel and the managing underwriters, if any, promptly (but in any event within two Business Days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 5(n) hereof cease to be true and correct in any material respect, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in, or amendments or supplements to, such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(d)                                 If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible date.

(e)                                  If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering, (i) as promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information or revisions to information therein relating to such underwriters or selling Holders as the managing underwriters, if any, or such Holders or their counsel reasonably request to be included or made therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment.

(f)                                    If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes and to each such Participating Broker-Dealer who so requests and to their respective counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

(g)                                 If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer, deliver to each selling Holder of Registrable Notes or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes and the underwriters or agents, if any, and dealers (if any), in each case, during the Effectiveness Period and each Participating Broker-Dealer during the Applicable Period in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

(h)                                 Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use its reasonable best efforts to register or qualify, and cooperate with the selling Holders of Registrable Notes and each such Participating Broker-Dealer, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes or Exchange Notes, as the case may be, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters, if any, reasonably request in writing; provided that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered pursuant to an underwritten offering, counsel to the underwriters shall, at the cost and expense of the Company, perform the Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

(i)                                     If a Shelf Registration is filed pursuant to Section 3, cooperate with the selling Holders of Registrable Notes, any Participating Broker-Dealer and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

(j)                                     Use its reasonable best efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Notes, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

(k)                                  If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the Commission, at the Company’s sole expense, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(l)                                     Use its reasonable best efforts to cause the Registrable Notes covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement or the managing underwriter or underwriters, if any.

(m)                               Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with printed certificates for the Registrable Notes in a form eligible for deposit with the Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes or the Exchange Notes, as the case may be.

(n)                                 In connection with an underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of the Company and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested; (ii) obtain the opinion of counsel to the Company and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of debt securities similar to the Notes and such other matters as may be reasonably requested by managing underwriters; (iii) obtain “cold comfort” letters and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings of debt securities similar to the Notes and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section.  The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

(o)                                 If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, and each Participating Broker-Dealer, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder, each Participating Broker-Dealer, as the case may be, or underwriter (collectively, the “Inspectors”), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement.  Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) the information in such Records has been made generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector or (iv) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, related to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder, other than any action, claim or proceedings solely between any Inspector, on the one hand, and the Company, on the other hand.  Each selling Holder of such Registrable Notes and each Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public.  Each Inspector, each selling Holder of such Registrable Notes and each Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction pursuant to clauses (ii) or (iv) of the previous sentence or otherwise, give notice to the Company and allow the Company to undertake appropriate action to obtain a protective order or otherwise prevent disclosure of the Records deemed confidential at its expense.

(p)                                 Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a), as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable such indenture to be so qualified in a timely manner.

(q)                                 Comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

(r)                                    Upon consummation of the Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Company, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or the Private Exchange Notes, as the case may be, and the related indenture constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

(s)                                  If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Company shall mark, or caused to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

(t)                                    Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the NASD.

(u)                                 Use its reasonable best efforts to take all other steps reasonably necessary to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby.

The Company may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Notes as the Company may, from time to time, reasonably request.  The Company may exclude from such registration the Registrable Notes of any seller who fails to furnish such information within a reasonable time after receiving such request.  Each seller as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, and, in each case, dissemination of such Prospectus until such Holder’s or Participating Broker-Dealer’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.  In the event the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) or (y) the Advice.

Notwithstanding anything to the contrary in this Agreement, if at any time or from time to time after the effective date of a Shelf Registration filed pursuant to Section 3, the Company notifies in writing each Holder of Registrable Notes to be sold pursuant to the Shelf Registration of the existence of a Potential Material Event, the Holders shall not offer to sell any Registrable Notes pursuant to the prospectus contained in such Shelf Registration from the time of the giving of notice with respect to a Potential Material Event until the Holders receive written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that (i) in no event shall the effectiveness of such Shelf Registration be suspended for a period of more than 60 consecutive days (a “Suspended Period”), (ii) the Company may not declare Suspension Periods more than two (2) times in any calendar year and (iii) in each such case the Effectiveness Period of the Shelf Registration provided for in Section 3 shall be extended by the number of days of the applicable Suspension Period pursuant to the foregoing and Additional Interest shall not apply during the Suspension Period to the extent that such Additional Interest is due solely as a result of the imposition of the Suspension Period.

6.                                       Registration Expenses

All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or by any Participating Broker-Dealer, as the case may be, (iii) reasonable messenger, telephone and delivery expenses incurred in connection with the Exchange Registration Statement and any Shelf Registration, (iv) fees and disbursements of counsel for the Company and reasonable fees and disbursements of special counsel for the Initial Purchaser and the sellers of Registrable Notes, (v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance), (vi) rating agency fees, (vii) fees and expenses of all other Persons retained by the Company, (viii) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (ix) the expense of any annual or special audit, (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, (xi) the fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of the Registrable Notes which discounts, commissions or taxes shall be paid by Holders of such Registrable Notes) and (xii) the expenses relating to printing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

7.                                       Indemnification

(a)                                  The Company agrees to indemnify and hold harmless each Holder of the Registrable Notes, any Participating Broker-Dealer and each Person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling Persons are referred to collectively as the “Indemnified Parties”) from and against any losses, claims, damages or liabilities, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Notes) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the Person asserting any such losses, claims, damages or liabilities purchased the Notes, to the extent that a prospectus relating to such Notes was required to be delivered by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such Person, at or prior to the written confirmation of the sale of such Notes to such Person, a copy of the final prospectus and any amendment or supplement thereto if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party.  The Company shall also indemnify underwriters, their officers and directors and each Person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Notes if requested by such Holders.

(b)                                 Each Holder of the Notes, severally and not jointly, will indemnify and hold harmless the Company and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling Person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof.  This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling Persons.

(c)                                  Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses)

by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection  (a) or (b) above.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable out of pocket costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed in writing to the contrary, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party or (iii) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or in addition to those available to any such indemnifying party.  It is understood that, unless there is a conflict among indemnified parties, the indemnifying parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final non-appealable judgment for the plaintiff, the indemnifying party agrees to indemnify any indemnified party from and against any loss or liability provided for in this Section 7 by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)                                 If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Notes, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid to an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d).  Notwithstanding any other provision of this Section 7(d), the Holders of the Notes shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Notes pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  For purposes of this paragraph (d), each Person, if any, who controls such Indemnified Party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Indemnified Party and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

(e)                                  The agreements contained in this Section 7 shall survive the sale of the Notes pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

8.                                       Rules 144 and 144A

The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder in a timely manner and, if at any time it is not required to file such reports, it will, upon the request of any Holder of Registrable Notes, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act. The Company further covenants, for so long as any Registrable

Notes remain outstanding, to make available to any Holder or beneficial owner of Registrable Notes in connection with any sale thereof and any prospective purchaser of such Registrable Notes from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Notes pursuant to Rule 144A.

9.                                       Underwritten Registrations

If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and reasonably acceptable to the Company.

No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.                                 Miscellaneous

(a)                                  Remedies.  In the event of a breach by the Company of any of its obligations under this Agreement, each Holder of Registrable Notes and each Participating Broker-Dealer holding Exchange Notes, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Initial Purchaser, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)                                 No Inconsistent Agreements.  The Company has not entered, as of the date hereof, and the Company shall not enter, after the date of this Agreement, into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered and the Company shall not enter into any agreement with respect to any of its debt securities which will grant to any Person piggy-back rights with respect to a Registration Statement.

(c)                                  Adjustments Affecting Registrable Notes.  The Company shall not, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

(d)                                 Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes and (B) in circumstances that would adversely affect Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section 10(d) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any Person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement).  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being tendered pursuant to the Exchange Offer or sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being tendered or being sold by such Holders pursuant to such Registration Statement.

(e)                                  Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, next-day air courier or telecopier:

(i)                                     if to a Holder of Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchaser as follows:

CREDIT SUISSE FIRST BOSTON LLC

Eleven Madison Avenue

New York, New York 10010
Facsimile No.:  (212) 325-8278
Attention:  Transactions Advisory Group

with a copy to:

CAHILL GORDON & REINDEL LLP
80 Pine Street
New York, New York  10005
Facsimile No.:  (212) 269-5420
Attention:  Roger Meltzer, Esq.

(ii)                                  if to the Initial Purchaser, at the address specified in Section 10(e)(1);

(iii)                               if to the Company, as follows:

SAFETY PRODUCTS HOLDINGS, INC.
c/o Norcross Safety Products L.L.C.
2211 York Road
Suite 215
Oak Brook, Illinois  60523
Facsimile No.:  (630) 572-8518
Attention:  Chief Financial Officer

with copies to:

DECHERT LLP
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, PA 19103
Attention:  Geraldine A. Sinatra, Esq.

All such notices and communications shall be deemed to have been duly given:  when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

(f)                                    Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto and the Holders; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Notes.

(g)                                 Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h)                                 Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)                                     Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.  EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(j)                                     Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k)                                  Notes Held by the Company or Its Affiliates.  Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(l)                                     Third Party Beneficiaries.  Holders of Registrable Notes and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

(m)                               Entire Agreement.  This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchaser on the one hand and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

SAFETY PRODUCTS HOLDINGS, INC.

By:	/s/ David F. Myers, Jr.
	Name:	David F. Myers, Jr.
	Title:	Executive Vice President

CREDIT SUISSE FIRST BOSTON LLC

By:	/s/ James Stone
	Name:	James Stone
	Title:	Director

Exhibit 10.1

Execution Copy

Safety Products Holdings, Inc.
$25,000,000
11.75% Senior Pay In Kind Notes due 2012

PURCHASE AGREEMENT

June 28, 2005

Credit Suisse First Boston

Eleven Madison Avenue

New York, New York 10010

Ladies and Gentlemen:

Safety Products Holdings, Inc., a Delaware corporation (the “Company”) hereby confirms its agreement with you (the “Initial Purchaser”), as set forth below.

1.                                       The Notes.  Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchaser $25,000,000 aggregate principal amount of its 11.75% Senior Pay In Kind Notes due 2012 (the “Notes”).  The Notes are to be issued pursuant to the Indenture (the “Indenture”), dated as of January 7, 2005, among NSP Holdings L.L.C. (“NSP Holdings”), NSP Holdings Capital Corp. (“NSP Capital”) and Wilmington Trust Company, as trustee (the “Trustee”) as amended by the supplemental indenture (the “Supplemental Indenture”) to be dated the Closing Date (as defined in Section 3 below) between the Company and the Trustee.

The Notes will be offered and sold to the Initial Purchaser without such offers and sales being registered under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, the “Securities Act”), in reliance on exemptions therefrom.

In connection with the sale of the Notes, a preliminary confidential offering circular dated June 28, 2005 (the “Preliminary Offering Circular”) and a final confidential offering circular dated as of June 28, 2005 (the “Final Offering Circular”; the Preliminary Offering Circular and the Final Offering Circular, each herein being referred to as an “Offering Circular”), have been prepared setting forth or including a description of the terms of the Notes, the terms of the offering of the Notes, a description of the Company and its subsidiaries and any material developments relating to the Company and its subsidiaries occurring after the date of the most recent historical financial statements included therein.

The Company understands that the Initial Purchaser proposes to make an offering of the Notes only on the terms and in the manner set forth in the Offering Circular and Section 9 hereof as soon as the Initial Purchaser deems advisable after this agreement (the “Agreement”) has been executed and delivered (i) to persons in the United States whom the Initial Purchaser reasonably believes to be qualified institutional buyers (“QIBs”) as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time (“Rule 144A”), in transactions under Rule 144A and, (ii) outside the United States to certain persons in reliance on Regulation S under the Securities Act (“Regulation S”).

The Initial Purchaser and its direct and indirect transferees of the Notes will be entitled to the benefits of the Registration Rights Agreement to be dated as of July 19, 2005, between the parties hereto (the “Registration Rights Agreement”) pursuant to which the Company has agreed, among other things, to file (i) a registration statement (the “Registration Statement”) with the Commission registering the Notes or the Exchange Notes (as defined in the Registration Rights Agreement) under the Securities Act or (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act relating to the resale of the Notes by holders thereof or, if applicable, relating to the resale of Private Exchange Notes (as defined in the Registration Rights Agreement) by the Initial Purchaser pursuant to an exchange of the Notes for Private Exchange Notes.

The Notes, the Exchange Notes, the Private Exchange Notes, the Indenture, the Supplemental Indenture, the Registration Rights Agreement and this Agreement are herein collectively referred to as the “Basic Documents.”

The Company proposes to apply the proceeds from the issuance and sale of the Notes as set forth under the “Use of Proceeds” section of the Final Offering Circular.

The Notes are being offered and sold by the Company in connection with the acquisition by the Company (the “Acquisition”) of all of the equity interests of Norcross Safety Products L.L.C. (“Norcross”) and NSP Capital pursuant to that certain Purchase and Sale Agreement dated as of May 20, 2005, among the Company, NSP Holdings and Norcross (together with all schedules and exhibits thereto, the “Acquisition Documents”).  In connection with the Acquisition, (i) an investor group led by Odyssey Investment Partners, LLC, General Electric Pension Trust and certain of their affiliates, together with certain members of the management of the Company, will make an aggregate investment of approximately $111.5 million in cash in the Company, (ii) Norcross will repay its existing senior credit facility and enter into a new senior credit facility (the “Credit Agreement” and together with all other documents related to such senior credit facility, the “Credit Agreement Documents”) with Credit Suisse First Boston, as administrative agent, and the other agents and the lenders party thereto, consisting of (1) a $50.0 million revolving credit facility; and (2) an $88.0 million term loan, (iii) approximately $3.2 million of other senior and subordinated indebtedness of the Company and the Subsidiaries (as defined below) will be repaid or cancelled, all as described in the Offering Circular and (iv) the Company will assume certain existing obligations,

2

including obligations relating to the $100.0 million aggregate principal amount of Senior Pay in Kind Notes due 2012 of NSP Holdings and NSP Capital and the $152,500,000 aggregate principal amount of senior subordinated notes due 2011 of Norcross and Norcross Capital Corp.  The Basic Documents, Acquisition Documents and Credit Agreement Documents shall collectively be referred to herein as the “Transaction Documents”).

2.                                       Representations and Warranties of the Company.  The Company represents and warrants to and agrees with the Initial Purchaser that:

(a)                                  Neither the Preliminary Offering Circular as of the date thereof nor the Final Offering Circular nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date (as defined in Section 3 below) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2 do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in the Preliminary Offering Circular, the Final Offering Circular or any amendment or supplement thereto.  The Preliminary Offering Circular, the Final Offering Circular and any amendment or supplement thereto complied with or will comply in all material respects with the Securities Act.

(b)                                 The Company’s domestic subsidiaries set forth in Exhibit A hereto (the “Subsidiaries,” which term shall refer to (i) the Subsidiaries of NSP Holdings prior to the Acquisition and (ii) the Subsidiaries of the Company upon consummation of the Acquisition) have been duly incorporated or duly formed and the Company and each of the Subsidiaries is validly existing in good standing under the laws of its jurisdiction of formation, with the requisite corporate or limited liability company power and authority to own its properties and conduct its business as now conducted as described in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular) and is duly qualified to do business as a foreign corporation or limited liability company in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, condition (financial or other), properties or results of operations of the Company and its Subsidiaries, taken as a whole (any such event, a “Material Adverse Effect”); as of the Closing Date, the Company will have the authorized, issued and outstanding capitalization set forth in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular); the Company does not have any domestic subsidiaries or own directly or indirectly

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any of the capital stock or other equity or long-term debt securities of or have any equity interest in any other person organized under the laws of any state of the United States; except as set forth in the Final Offering Circular, all of the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights and are owned free and clear of all liens, encumbrances, equities and restrictions on transferability (other than those imposed by the Securities Act and the state securities or “Blue Sky” laws) or voting; except as set forth in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular), all of the outstanding shares of capital stock of the Subsidiaries are owned, directly or indirectly, by the Company; except as set forth in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular), no options, warrants or other rights to purchase from any Subsidiary, agreements or other obligations of any Subsidiary to issue or other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in any Subsidiary are outstanding and no holder of securities of the Company or any Subsidiary is entitled to have such securities registered under the Registration Statement; and except as set forth in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular), there is no agreement, understanding or arrangement among the Company or any Subsidiary and each of their respective stockholders or any other person relating to the ownership or disposition of any capital stock of the Company or any Subsidiary or the election of directors of the Company or any Subsidiary or the governance of the Company’s or any Subsidiary’s affairs, and, if any, such agreements, understandings and arrangements will not be breached or violated as a result of the execution and delivery of, or the consummation of the transactions contemplated by, this Agreement or any other Transaction Document.

(c)                                  The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Notes, the Exchange Notes and the Private Exchange Notes.  The Notes, the Exchange Notes and the Private Exchange Notes have each been duly and validly authorized by the Company for issuance and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture, and, in the case of the Notes, delivered to and paid for by the Initial Purchaser in accordance with the terms hereof, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms except that the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally or (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement

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is considered in a proceeding at law or in equity) (collectively, the “Enforceability Exceptions”); the Notes are in the form contemplated by the Indenture.

(d)                                 The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture and the Supplemental Indenture.  Each of the Indenture and the Supplemental Indenture has been duly and validly authorized by the Company and each meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Trustee), will constitute valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms except that the enforcement thereof may be limited by the Enforceability Exceptions.

(e)                                  The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions and except as any rights to indemnity or contribution hereunder may be limited by federal and state securities laws and public policy considerations.

(f)                                    The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement.  The Registration Rights Agreement has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions and except as any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.  The Notes, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular).

(g)                                 The Company has delivered to the Initial Purchaser a true and correct copy of each of the Transaction Documents, together with all related agreements and all schedules and exhibits thereto, and as of the date hereof there have been no amendments, alterations, modifications or waivers of any of the provisions of any of the Transaction Documents since their date of execution.

(h)                                 No consent, approval, authorization, license, qualification, exemption or order of any court or governmental agency or body or third party is required for the

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performance of this Agreement or the other Transaction Documents by the Company or for the consummation by the Company of any of the transactions contemplated hereby and thereby, or the application of the proceeds of the issuance of the Notes as described in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular), except as has already been acquired or as may be required under state securities or “Blue Sky” laws in connection with the purchase and distribution of the Notes by the Initial Purchaser; all such consents, approvals, authorizations, licenses, qualifications, exemptions and orders as set forth in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular) which are required to be obtained by the Closing Date have been obtained or made, as the case may be, and are in full force and effect and not the subject of any pending or, to the best knowledge of the Company, threatened attack by appeal or direct proceeding or otherwise.

(i)                                     Neither the Company nor any of the Subsidiaries is (i) in violation of its certificate of incorporation or bylaws (or similar organizational documents), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets, which breach or violation would, individually or in the aggregate, have a Material Adverse Effect or (iii) in default (nor has any event occurred which with notice or passage of time, or both, would constitute a default), or has received any notice or claim of any such default or has knowledge of any breach of, or in the performance or observance of any obligation, agreement, covenant or condition contained in, this Agreement or the other Basic Documents or any other contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which it is a party or to which it is subject, which default would, individually or in the aggregate, have a Material Adverse Effect.

(j)                                     The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby as shall be set forth in the Final Offering Circular, including the transactions contemplated by the “Use of Proceeds” section of the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular) and the fulfillment of the terms hereof and thereof will not (a) violate, conflict with or constitute or result in a breach of or a default under (or an event that, with notice or lapse of time, or both, would constitute a breach of or a default under) any of (i) the terms or provisions of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which the Company or any of the Subsidiaries is a party or to which any of their respective properties or assets are subject, (ii) the certificate of incorporation or bylaws of the Company or any of the Subsidiaries (or similar organizational document) or (iii) (assuming compliance

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with all applicable state securities or “Blue Sky” laws) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or the Subsidiaries or any of their respective properties or assets or (b) result in the imposition of any lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Subsidiaries, which violation, conflict, breach, default or lien would, individually or in the aggregate, have a Material Adverse Effect.

(k)                                  The audited consolidated financial statements included in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular) present fairly the consolidated financial position, results of operations and cash flows of the Company (as successor to NSP Holdings) at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis; the interim unaudited consolidated financial statements included in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular) present fairly the consolidated financial position, results of operations and cash flows of the Company at the dates and for the periods to which they relate subject to year-end audit adjustments and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis with the audited consolidated financial statements included therein; the summary and selected financial and statistical data included in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular) present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein; and Ernst & Young LLP, which has examined certain of such financial statements as set forth in its reports included in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular), is an independent public accounting firm as required by the Securities Act.

(l)                                     The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular) (i) have been prepared in accordance with applicable requirements of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (together with the rules and regulations of the Commission promulgated thereunder, the “Exchange Act”) and (ii)  have been properly computed on the bases described therein; and the assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular) are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

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(m)                               Except as described in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular), there is not pending or, to the best knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, to which any of the Company or the Subsidiaries is a party, or to which their respective properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, that, if determined adversely to the Company or any such Subsidiary would, individually or in the aggregate, have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Notes to be sold hereunder or the application of the proceeds therefrom or the other transactions described in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular).

(n)                                 Neither the Company nor any of the Subsidiaries has and, after giving effect to the issuance and sale of the Notes and the application of the proceeds therefrom, neither the Company nor any of the Subsidiaries will have, any liability for any prohibited transaction (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (“Code”)), accumulated funding deficiency (as defined in Section 302 of ERISA) or any complete or partial withdrawal from a multiemployer plan (as defined in Section 4001(a)(3) of ERISA), with respect to any plan (as defined in Section 3(3) of ERISA) as to which the Company or the Subsidiaries has or could have any direct or indirect, actual or contingent liability that would, individually or in the aggregate, have a Material Adverse Effect.  With respect to such plans, the Company and the Subsidiaries are, and, after giving effect to the issuance and sale of the Notes and the application of the proceeds therefrom, will be, in compliance in all material respects with all provisions of the Code and ERISA.

(o)                                 The Company and the Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how that are necessary to conduct their respective businesses as described in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular), except those that, individually or in the aggregate, would not have a Material Adverse Effect.  Neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

(p)                                 The Company and each of the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has

8

made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular) (“Permits”), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; the Company and each of the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, except for such non-fulfillment or failures to perform as would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular) and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(q)                                 Subsequent to the respective dates as of which information is given in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular) and except as described therein (i) the Company and the Subsidiaries have not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, in either case whether or not in the ordinary course of business, (ii) the Company and the Subsidiaries have not purchased any of their respective outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on any of their respective capital stock or otherwise (other than (A) with respect to any of such Subsidiaries, the purchase of, or dividend or distribution on, capital stock owned by the Company and (B) dividends or distributions by Norcross to the Company in the ordinary course and consistent with the applicable provisions of the second paragraph of the covenant “Limitation on Restricted Payments” that shall be set forth in the Final Offering Circular), (iii) there has not been any other change in the capital stock or any change in the long-term indebtedness of the Company or any of the Subsidiaries, (iv) there has not occurred any material change, or any development involving a prospective material change, in or affecting the general affairs, management, business, condition (financial or other), properties or results of operations of the Company and the Subsidiaries, taken as a whole, not contemplated by the Final Offering Circular and (v) the Company and the Subsidiaries have not sustained any material loss or interference with respect to their respective businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding.

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(r)                                    There are no legal or governmental proceedings, nor are there any contracts or other documents required by the Securities Act to be described in a prospectus that are not described in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular).  Except as described in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular), neither the Company nor any of the Subsidiaries is in default under any of the contracts described in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular), except such defaults or breaches as would not, individually or in the aggregate, have a Material Adverse Effect.

(s)                                  Neither the Company nor any of the Subsidiaries has taken or will take any action that would cause this Agreement or the issuance or sale of the Notes to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

(t)                                    The Company and each of the Subsidiaries has good and marketable title to all real property described in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular) as being owned by it and good and marketable title to the leasehold estate in the real property described therein as being leased by it, free and clear of all liens, charges, encumbrances or restrictions, except, in each case, as described in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular) or such as would not, individually or in the aggregate, have a Material Adverse Effect.  All leases, contracts and agreements, including those referred to in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular) to which the Company or any of the Subsidiaries is a party or by which any of them is bound are valid and enforceable against the Company or any such Subsidiary, are, to the knowledge of the Company, valid and enforceable against the other party or parties thereto and are in full force and effect, except as would not, individually or in the aggregate, have a Material Adverse Effect.

(u)                                 The Company and each of the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company or any Subsidiary is contesting in good faith and for which adequate reserves have been provided in accordance with generally accepted accounting principles, there is no tax deficiency that has been asserted against the Company or any Subsidiary that would, individually or in the aggregate, have a Material Adverse Effect.

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(v)                                 (i) Immediately after the consummation of the issuance of the Notes and the application of the proceeds therefrom, the fair value and present fair saleable value of the assets of the Company and each of the Subsidiaries will exceed the sum of its probable liabilities, including identified contingent liabilities, as they become absolute and mature; and (ii) the Company and each of the Subsidiaries is not, nor will it be, after giving effect to the issuance of the Notes and the application of the proceeds therefrom, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

(w)                               Except as disclosed in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular) and except as would not, individually or in the aggregate, have a Material Adverse Effect (A) the Company and each of the Subsidiaries is in compliance with all, and is not subject to liability (including, without limitation, fines or penalties) under any, applicable Environmental Laws (as hereinafter defined), (B) the Company and each of the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of the Subsidiaries, (E) neither the Company nor any of the Subsidiaries is subject to any order, decree or agreement requiring, or otherwise obligated or required to perform any response or corrective action relating to any hazardous material, (F) neither the Company nor any of the Subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”) or any comparable state law, (G) no property or facility of the Company or any of the Subsidiaries is (i) listed or proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority and (H) there are no past or present actions, events, operations or activities which could reasonably be expected to prevent or interfere with compliance by the Company or any Subsidiary with any applicable Environmental Law or to result in liability (including, without limitation, fines or penalties) under any applicable Environmental Law.

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For purposes of this Agreement, the following terms shall have the following meanings:  “Environmental Law” means any federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment binding on any of the Company or the Subsidiaries, relating to pollution or protection of the environment, natural resources or health or safety including, without limitation, any relating to the release or threatened release of any pollutant, contaminated substance, material, waste, chemical or contaminant subject to regulation thereunder.

(x)                                   Neither the Company nor any of the Subsidiaries is, or immediately after the Closing Date will be, required to register as an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(y)                                 Neither the Company nor any of the Subsidiaries or any of such entities’ directors, officers, employees, agents or controlling persons has taken, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result, under the Securities Act or otherwise, in, or that has constituted, stabilization or manipulation of the price of the Notes.

(z)                                   None of the Company, the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) directly, or through any agent (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any “security” (as defined in the Securities Act) which is or could be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.  Assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 9 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchaser in the manner contemplated by this Agreement to register any of the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(aa)                            No securities of the Company are of the same class (within the meaning of Rule 144A under the Securities Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

(bb)                          Except as set forth in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular), there is

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no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries that is pending or, to the best knowledge of the Company or any of the Subsidiaries, threatened.

(cc)                            Except with respect to the unavailability of insurance covering asbestos and silicosis related claims as shall be described in the Final Offering Circular, the Company and each of the Subsidiaries carries insurance (including self-insurance) in such amounts and covering such risks as in its reasonable determination is adequate for the conduct of its business and the value of its properties.

(dd)                          The Company and each of the Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(ee)                            No holder of securities of the Company or any Subsidiary will be entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement other than as expressly permitted thereby.

(ff)                                The statistical and market and industry-related data included in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular) are based on or derived from sources which the Company believes to be reliable and accurate or represents the Company’s good faith estimates that are made on the basis of data derived from such sources.

(gg)                          Except as stated in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular), the Company does not know of any claims for services, either in the nature of a finder’s fee or financial advisory fee, with respect to the offering of the Notes and the transactions contemplated by the Final Offering Circular.

(hh)                          None of the Company, the Subsidiaries, any of their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchaser) has engaged in any directed selling efforts (as that term is defined in Regulation S) with respect to the Notes and the Company, the Subsidiaries and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchaser) have acted in accordance with the offering restrictions requirement of Regulation S.

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3.                                       Purchase, Sale and Delivery of the Notes.  On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, the Notes at 91.42% of their principal amount.

One or more certificates in definitive form for the Notes that the Initial Purchaser has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchaser requests upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company, against payment by or on behalf of the Initial Purchaser, of the purchase price therefor by wire transfer of immediately available funds to the account previously designated by the Company in writing.  Such delivery of and payment for the Notes shall be made at the offices of Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005, at 10:00 A.M., New York time, on July 19, 2005, or at such date or location as the Initial Purchaser and the Company may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date.”  The Company will make such certificate or certificates for the Notes available for checking and packaging by the Initial Purchaser at the offices in New York, New York of Credit Suisse First Boston at least 24 hours prior to the Closing Date.

4.                                       Offering by the Initial Purchaser.  The Initial Purchaser proposes to make an offering of the Notes at the price and upon the terms that shall be set forth in the Final Offering Circular as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchaser is advisable.

5.                                       Certain Covenants.  The Company covenants and agrees with the Initial Purchaser that:

(i)                                     The Company will not amend or supplement the Final Offering Circular or any amendment or supplement thereto unless the Initial Purchaser shall have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and the Initial Purchaser shall have given its consent (which consent shall not be unreasonably withheld).  The Company will promptly, upon the reasonable request of the Initial Purchaser or counsel for the Initial Purchaser, make any amendments or supplements to the Preliminary Offering Circular or the Final Offering Circular that may be necessary in connection with the resale of the Notes by the Initial Purchaser.

(ii)                                  The Company will cooperate with the Initial Purchaser in arranging for the qualification of the Notes for offering and sale under the securities or “Blue Sky” laws of such jurisdictions as the Initial Purchaser may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Notes by the Initial Purchaser; provided, however, that in connection therewith the

14

Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to take any other action that would subject it to general service of process or to taxation in excess of a nominal amount in respect of doing business in any jurisdiction in which it is not otherwise subject.

(iii)                               If, at any time prior to the completion of the resale by the Initial Purchaser of the Notes or the Private Exchange Notes, any event shall occur as a result of which it is necessary, in the opinion of counsel for the Initial Purchaser, to amend or supplement the Final Offering Circular in order to make such Final Offering Circular not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if for any other reason it shall be necessary to amend or supplement the Final Offering Circular in order to comply with applicable laws, rules or regulations, the Company shall (subject to Section 5(i)) forthwith amend or supplement such Final Offering Circular at its own expense so that, as so amended or supplemented, such Final Offering Circular will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading and will comply with all applicable laws, rules or regulations.

(iv)                              The Company will, without charge, provide to the Initial Purchaser and to counsel for the Initial Purchaser as many copies of the Final Offering Circular or any amendment or supplement thereto as the Initial Purchaser may reasonably request.

(v)                                 Neither the Company nor any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require the registration under the Securities Act of the Notes.

(vi)                              For so long as any of the Notes remain outstanding, the Company will promptly furnish to the Initial Purchaser (a) a copy of each report or other communication (financial or otherwise) of the Company mailed to the Trustee or holders of the Notes to the extent not otherwise publicly available through the Commission’s EDGAR system and (b) from time to time such other information concerning the Company as the Initial Purchaser may reasonably request.

(vii)                           The Company will apply the net proceeds from the sale of the Notes as set forth under “Use of Proceeds” in the Final Offering Circular.

(viii)                        Prior to the Closing Date, the Company will furnish to the Initial Purchaser, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim consolidated financial statements of the Company and the

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Subsidiaries, for any period subsequent to the period covered by the most recent financial statements appearing in the Final Offering Circular.

(ix)                                The Company will not, and will not permit any of the Subsidiaries to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(x)                                   For so long as any of the Notes remain outstanding, the Company will make available at its expense, upon request, to any holder of Notes and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

(xi)                                The Company will use its reasonable best efforts to (i) permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (the “NASD”) relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market (the “PORTALsm Market”) and (ii) permit the Notes to be eligible for clearance and settlement through The Depository Trust Company.

(xii)                             In connection with Notes offered and sold in an offshore transaction (as defined in Regulation S), the Company will not register any transfer of such Notes not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Notes in the form of definitive securities.

(xiii)                          If this Agreement shall terminate or shall be terminated after execution pursuant to any provision hereof (other than by reason of a default or omission by the Initial Purchaser of its obligations hereunder) or if this Agreement shall be terminated by the Initial Purchaser because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Initial Purchaser for all reasonable out-of-pocket expenses (including fees and expenses of counsel for the Initial Purchaser) incurred by the Initial Purchaser in connection herewith, but in no event will the Company be liable to the Initial Purchaser for damages on account of loss of anticipated profits from the sale of the Notes.

(xiv)                         The Company will not become, at any time prior to the expiration of three years after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

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(xv)                            During the period of three years after the Closing Date, the Company will not, and will use its reasonable best efforts to cause its “affiliates” (as defined in Rule 144 under the Securities Act) not to, resell any of the Notes which would constitute “restricted securities” under Rule 144.

(xvi)                         The Company will use its commercially reasonable efforts to do and perform all things required to be done and performed by it under this Agreement and the other Basic Documents prior to or after the Closing Date and to satisfy all conditions precedent on its part to the obligations of the Initial Purchaser to purchase and accept delivery of the Notes.

6.                                       Expenses.  Notwithstanding any termination of this Agreement (pursuant to Section 11 or otherwise), the Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Company of its obligations hereunder:  (i) the preparation, printing or reproduction of each of the Preliminary Offering Circular, the Final Offering Circular and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of each Preliminary Offering Circular, the Final Offering Circular and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Notes; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Notes, including any stamp taxes in connection with the original issuance and sale of the Notes and trustees’ fees; (iv) the preliminary and supplemental “Blue Sky” memoranda and all other agreements or documents reproduced and delivered in connection with the offering of the Notes; (v) the registration or qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states; (vi) the filing fees in connection with any filings required to be made with the NASD; (vii) the fees, expenses and disbursements of Cahill Gordon & Reindel LLP, counsel to the Initial Purchaser, relating to clauses (iv), (v) and (vi) up to a maximum of $10,000; (viii) the expenses incurred by or on behalf of the Company in connection with presentations to prospective purchasers of the Notes; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (x) fees and expenses of the Trustee including fees and expenses of its counsel; (xi) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the PORTALsm Market; and (xii) any fees charged by investment rating agencies for the rating of the Notes.  It is understood that the only fees and expenses of counsel to the Initial Purchaser to be paid by the Company shall be pursuant to clause (vii) above.

7.                                       Conditions of the Initial Purchaser’s Obligations.  The obligation of the Initial Purchaser to purchase and pay for the Notes is subject to the accuracy of the representations and warranties contained herein, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions unless waived in writing by the Initial Purchaser:

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(i)                                     The Initial Purchaser shall have received an opinion of Dechert LLP, counsel to the Company in form and substance satisfactory to the Initial Purchaser and Cahill Gordon & Reindel LLP, counsel to the Initial Purchaser, dated the Closing Date, substantially in the form of Exhibit B hereto.  In rendering such opinion, Dechert LLP shall have received and may rely upon such certificates and other documents and information, including one or more opinions of local counsel reasonably acceptable to the Initial Purchaser and Cahill Gordon & Reindel LLP, counsel to the Initial Purchaser, as they may reasonably request to pass upon such matters.  In addition, in rendering their opinion, Dechert LLP may state that their opinion is limited to matters of New York, Delaware corporate and federal law.

(ii)                                  The Initial Purchaser shall have received an opinion, dated the Closing Date, of Cahill Gordon & Reindel LLP, counsel to the Initial Purchaser, with respect to the sufficiency of certain legal matters relating to this Agreement and such other related matters as the Initial Purchaser may require.  In rendering such opinion, Cahill Gordon & Reindel LLP shall have received and may rely upon such certificates and other documents and information as they may reasonably request to pass upon such matters.  In addition, in rendering their opinion, Cahill Gordon & Reindel LLP may state that their opinion is limited to matters of New York, Delaware corporate and federal law.

(iii)                               The Initial Purchaser shall have received from Ernst & Young LLP, independent public accountants for the Company, “comfort” letters dated the date hereof and the Closing Date in form and substance reasonably satisfactory to the Initial Purchaser and Cahill Gordon & Reindel LLP, counsel to the Initial Purchaser.

(iv)                              The representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the Closing Date; the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(v)                                 There shall not have been any change in the capital stock of the Company or the Subsidiaries or any material increase in the consolidated short-term or long-term debt of the Company from that set forth or contemplated in the Final Offering Circular and the Company and the Subsidiaries shall not have any liabilities or obligations, contingent or otherwise (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Final Offering Circular.

(vi)                              None of the issuance and sale of the Notes pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued; and there shall not have been any legal action,

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order, decree or other administrative proceeding instituted or threatened against the Company or against the Initial Purchaser relating to the issuance of the Notes or the Initial Purchaser’s activities in connection therewith or any other transactions contemplated by this Agreement or the Final Offering Circular or the other Transaction Documents.

(vii)                           Subsequent to the date of this Agreement and since the date of the most recent financial statements in the Final Offering Circular (exclusive of any amendment or supplement thereto after the date hereof), there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the general affairs, management, business, condition (financial or other), properties or results of operations of the Company and the Subsidiaries, taken as a whole, not contemplated by the Final Offering Circular that, in the opinion of the Initial Purchaser, would materially adversely affect the market for the Notes, or (ii) any event or development relating to or involving the Company or any of the Subsidiaries or any of the respective officers or directors of the Company or the Subsidiaries that would cause any statement made in the Final Offering Circular to constitute a material misstatement or omission or that, in the opinion of the Company and its counsel or the Initial Purchaser and its counsel, requires the making of any addition to or change in the Final Offering Circular in order to state a material fact required by any applicable law, rule or regulation to be stated therein or necessary in order to make the statements made therein not misleading.

(viii)                        The Initial Purchaser shall have received certificates, dated the Closing Date and signed by the chief executive officer or president and the chief financial officer, secretary or treasurer of the Company, to the effect that:

a.                                       All of the representations and warranties of the Company set forth in this Agreement are true and correct as if made on and as of the Closing Date and the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

b.                                      The issuance and sale of the Notes pursuant to this Agreement or the Final Offering Circular and the consummation of the transactions contemplated by the Transaction Documents have not been enjoined (temporarily or permanently) and no restraining order or other injunctive order has been issued and there has not been any legal action, order, decree or other administrative proceeding instituted or threatened against the Company relating to the issuance of the Notes (or the Initial Purchaser’s activities in connection therewith) or in connection with any other

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transactions contemplated by this Agreement, the Final Offering Circular or the other Basic Documents.

c.                                       Subsequent to the date of this Agreement and since the date of the most recent financial statements in the Final Offering Circular (exclusive of any amendment or supplement thereto after the date hereof), there has not occurred (i) any change, or any development involving a prospective change, in or affecting the general affairs, management, business, condition (financial or other), properties or results of operations of the Company and the Subsidiaries, taken as a whole, not contemplated by the Final Offering Circular that would materially adversely affect the market for the Notes, or (ii) any event or development relating to or involving the Company or any of the Subsidiaries or any of the respective officers or directors of the Company or the Subsidiaries that would cause any statement made in the Final Offering Circular to constitute a material misstatement or omission or that requires the making of any addition to or change in the Final Offering Circular in order to state a material fact required by any applicable law, rule or regulation to be stated therein or necessary in order to make the statements made therein not misleading.

d.                                      There has not been any change in the capital stock of the Company or the Subsidiaries nor any material increase in the consolidated short-term or long-term debt of the Company from that set forth or contemplated in the Final Offering Circular and the Company and the Subsidiaries have no liabilities or obligations, contingent or otherwise (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Final Offering Circular.

e.                                       At the Closing Date and after giving effect to the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, there exists no Default or Event of Default (as defined in the Indenture).

(ix)                                All proceedings taken in connection with the issuance of the Notes and the transactions contemplated by this Agreement and the other Basic Documents and all documents and papers relating thereto shall be reasonably satisfactory to the Initial Purchaser and counsel to the Initial Purchaser.  The Initial Purchaser and counsel to the Initial Purchaser shall have received copies of such papers and documents as they

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may reasonably request in connection therewith, all in form and substance reasonably satisfactory to them.

(x)                                   No fact shall have come to the attention of the Company that causes it to believe that the proceeds from the issuance and sale of the Notes will not be applied as described under “Use of Proceeds” in the Final Offering Circular.

(xi)                                On or before the Closing Date, the Initial Purchaser shall have received the Registration Rights Agreement and the Supplemental Indenture executed by the Company and such agreements shall be in full force and effect at all times from and after the Closing Date.

(xii)                             On or before the Closing Date, the Initial Purchaser shall have received true and complete copies of each of the Transaction Documents; the Transaction Documents shall be in full force and effect and all transactions contemplated by the Transaction Documents shall have occurred.

(xiii)                          The Company shall have furnished or caused to be furnished to the Initial Purchaser such further certificates and documents as the Initial Purchaser shall have reasonably requested.

All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchaser and counsel to the Initial Purchaser.  The Company shall furnish to the Initial Purchaser such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Initial Purchaser shall reasonably request.

8.                                       Indemnification and Contribution.  (a)  The Company will indemnify and hold harmless the Initial Purchaser, its officers, partners, members, directors and its affiliates and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Initial Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Final Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company’s failure to perform its obligations under Section 5(i) of this Agreement, and will reimburse the Initial Purchaser for any legal or other expenses reasonably incurred by the Initial Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are

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incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with information furnished to the Company by the Initial Purchaser specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

(b)                                 The Initial Purchaser will indemnify and hold harmless the Company, its directors, officers, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Final Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Initial Purchaser specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, employee, agent or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Initial Purchaser consists of the following information in the Final Offering Circular furnished on behalf of the Initial Purchaser:  under the caption “Plan of Distribution” the third, ninth and tenth paragraphs; provided, however, that the Initial Purchaser shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company’s failure to perform its obligations under Section 5(i) of this Agreement.

(c)                                  Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above.  In case any such action is brought against any indemnified party and it notifies the indemnifying party of the

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commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that if the named parties in any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to any such indemnifying party, then the indemnifying parties shall not have the right to direct the defense of such action on behalf of such indemnified party or parties, and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties.  After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred, other than reasonable out-of-pocket costs of investigation by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions); (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; or (iii) the indemnifying party shall have failed to assume the defense or retain counsel reasonably satisfactory to the indemnified party.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d)                                 If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand

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and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate in the circumstances. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d).  Notwithstanding the provisions of this subsection (d), The Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by it were resold exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(e)                                  Notwithstanding anything to the contrary in this Section 8, the indemnification and contribution provisions of the Registration Rights Agreement shall govern any claim with respect thereto.

(f)                                    The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Initial Purchaser under this Section 8 shall be in addition to any liability which the Initial Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

9.                                       Offering of Notes; Restrictions on Transfer.

(a)                                  The Initial Purchaser represents and warrants that it is an “accredited investor” within the meaning of Regulation D under the Securities Act.  The Initial Purchaser agrees with the Company that (i) it has not and will not solicit offers for, or offer or sell, the Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and (ii) it has and will solicit offers for the Notes only from, and will offer the Notes only to, (A) in the case of offers inside the United States, persons whom the Initial Purchaser reasonably believes to be QIBs or, if any such person

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is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons (“foreign purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Notes such persons are deemed to have represented and agreed as provided under the caption “Notice to Investors” contained in the Final Offering Circular (or, if the Final Offering Circular is not in existence, the most recent Preliminary Offering Circular).

(b)                                 The Initial Purchaser represents and warrants with respect to offers and sales outside the United States that (i) it has and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Notes or has in its possession or distributes the Final Offering Circular or any such other material, in all cases at its own expense; (ii) the Notes have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; (iii) it has offered the Notes and will offer and sell the Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S; and (iv) it agrees that, at or prior to confirmation of sales of the Notes, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the restricted period a confirmation or notice to substantially the following effect:

“The securities covered hereby have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of the distribution of the securities at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date of the offering, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act.  Terms used above have the meaning given to them in Regulation S.”

Terms used in this Section 9 and not defined in this Agreement have the meanings given to them in Regulation S.

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10.                                 Survival Clause.  The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the Initial Purchaser set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Initial Purchaser or any controlling person referred to in Section 8 hereof and (ii) delivery of, payment for or disposition of the Notes, and shall be binding upon and shall inure to the benefit of any successors, assigns, heirs or personal representatives of the Company, the Initial Purchaser and indemnified parties referred to in Section 8 hereof.  The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

11.                                 Termination.  (a)  This Agreement may be terminated in the sole discretion of the Initial Purchaser by notice to the Company given in the event that the Company shall have failed, refused or been unable to satisfy all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date or if subsequent to the date hereof and at or prior to the Closing Date any of the following has occurred:

(i)                                     any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and the Subsidiaries taken as one enterprise which, in the reasonable judgment of the Initial Purchaser, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Notes;

(ii)                                  any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the reasonable judgment of the Initial Purchaser, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Notes, whether in the primary market or in respect of dealings in the secondary market;

(iii)                               any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange;

(iv)                              any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market;

(v)                                 any banking moratorium declared by federal or New York authorities;

(vi)                              any major disruption of settlements of securities or clearance services in the United States; or

26

(vii)                           any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States or any declaration of war by Congress or any other national or international calamity or emergency if, in the reasonable judgment of the Initial Purchaser, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Notes.

(b)                                 Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

12.                                 Arm’s Length Relationship; No Fiduciary Duty. The Company acknowledges and agrees that the Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the Notes (including in connection with determining the terms of the offering contemplated by this Agreement) and not as a financial advisor, agent or fiduciary to the Company or any other person. Additionally, the Initial Purchaser is not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated by this Agreement, and the Initial Purchaser shall have no responsibility or liability to the Company with respect thereto. Any review by the Initial Purchaser of the Company, the transactions contemplated by this Agreement or other matters relating to such transactions will be performed solely for the benefit of the Initial Purchaser and shall not be on behalf of the Company.

13.                                 Notices.  All communications hereunder shall be in writing and, (i) if sent to the Initial Purchaser, shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or telecopied and confirmed in writing to Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, New York 10010, Attention:  Transactions Advisory Group, and with a copy to Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005, Attention:  Roger Meltzer, Esq. and (ii) if sent to the Company, shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or telecopied and confirmed in writing to Safety Products Holdings, Inc., c/o Norcross Safety Products L.L.C., 2211 York Road, Suite 215, Oak Brook, Illinois 60523, Attention:  Chief Financial Officer and with a copy to Dechert LLP, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103, Attention:  Geraldine A. Sinatra, Esq.

All such notices and communications shall be deemed to have been duly given:  when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

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14.                                 Successors.  This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser and the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of the directors, officers, employees and agents of the Initial Purchaser and any person or persons who control any of the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in Section 8 of this Agreement shall also be for the benefit of the directors, officers, employees and agents of the Company and any person or persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.  No purchaser of Notes from the Initial Purchaser will be deemed a successor because of such purchase.

15.                                 No Waiver; Modifications in Writing.  No failure or delay on the part of the Company or the Initial Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Initial Purchaser at law or in equity or otherwise.  No waiver of or consent to any departure by the Company or the Initial Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below.  Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company and the Initial Purchaser.  Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Initial Purchaser from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

16.                                 Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

17.                                 APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN

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SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

18.                                 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement between the Company and the Initial Purchaser.

Very truly yours,

SAFETY PRODUCTS HOLDINGS, INC.

By:	/s/ Benjamin A. Hochberg
	Name:	Benjamin A. Hochberg
	Title:	Secretary

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON

By:	/s/ James Stone
	Name:	James Stone
	Title:	Director

Exhibit 99.1

Contact:	Mark Semer
Kekst and Company
(212) 521-4802

For Immediate Release

NORCROSS SAFETY PRODUCTS L.L.C. ANNOUNCES CLOSING OF ACQUISITION
BY SAFETY PRODUCTS HOLDINGS, INC., AN AFFILIATE OF ODYSSEY
INVESTMENT PARTNERS

OAK BROOK, IL and NEW YORK, NY — July 19, 2005 — Norcross Safety Products L.L.C. (the “Company”) and Odyssey Investment Partners LLC today announced the closing of the transaction under which the Company was acquired by Safety Products Holdings, Inc. (“Safety Products”), a new holding company formed by Odyssey Investment Partners LLC for the purpose of completing the acquisition.  Pursuant to the terms of the acquisition, Safety Products purchased all of the outstanding membership units of the Company and assumed all of the obligations of NSP Holdings L.L.C. (“Holdings”) under Holdings’ and NSP Holdings Capital Corp.’s outstanding $100.0 million 11 3/4% senior pay in kind notes due 2012 and the indenture governing such notes.

The Company also announced that it and Norcross Capital Corp., as part of their previously announced consent solicitation relating to their 9 7/8% senior subordinated notes due 2011, have accepted for payment all consents previously delivered to the Tabulation Agent.  Safety Products also announced that Holdings and NSP Capital, as part of their previously announced consent solicitation relating to their 11 3/4% senior pay in kind notes due 2012, have accepted for payment all consents previously delivered to the Tabulation Agent.

The Company’s senior management team, headed by Robert A. Peterson, President and Chief Executive Officer, and David F. Myers, Jr., Executive Vice President and Chief Financial Officer, who have led the business since its inception, will continue to lead the Company.

The acquisition of Norcross is the third investment in Odyssey Investment Partners Fund III, L.P., the $750 million private equity fund Odyssey closed in March 2005.  The fund acquired Pro Mach, Inc., a leading North American designer, manufacturer and marketer of packaging machinery and related aftermarket parts, service and consumables, in December 2004 and acquired Neff Corp., a leading construction and industrial equipment rental company, in June 2005.

About Norcross Safety Products L.L.C.

Norcross Safety Products L.L.C. is a leading designer, manufacturer and marketer of branded products in the personal protection equipment industry.  The Company manufactures and markets a full line of personal protection equipment for workers in the general industrial, fire service and utility/high voltage industries.  The Company sells products under trusted, long-

standing and well-recognized brand names, including North, Morning Pride, Ranger, Servus, Pro-Warrington and Salisbury.  The Company’s broad product offerings includes, among other things, respiratory protection, protective footwear, hand protection, bunker gear and linemen equipment.

Safe Harbor Note

Certain of the statements and predictions contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  In particular, any statements, projections or estimates that include or reference the words “believes,” “intends,” “anticipates,” “plans,” “expects,” “will,” or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act.  Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and other factors, including those set forth below, which may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements.  Important factors that could cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements include, but are not limited to: (i) our high degree of leverage and significant debt service obligations; (ii) the impact of current and future laws and governmental regulations affecting us or our product offerings; (iii) the impact of governmental spending; (iv) our ability to retain existing customers, maintain key supplier status with those customers with which we have achieved such status and obtain new customers; (v) the highly competitive nature of the personal protection equipment industry; (vi) any future changes in management; (vii) acceptance by consumers of new products we develop or acquire; (viii) the importance and costs of product innovation; (ix) unforeseen problems associated with international sales, including gains and losses from foreign currency exchange and restrictions on the efficient repatriation of earnings; (x) the unpredictability of patent protection and other intellectual property issues; (xi) cancellation of current orders; (xii) the outcome of pending product liability claims and the availability of indemnification for those claims; (xiii) general risks associated with the personal protection equipment industry; and (xiv) the successful integration of acquired companies on economically acceptable terms.  More information on potential risks and uncertainties is available in the company’s recent filings with the Securities and Exchange Commission, including its Form 10-K, quarterly Form 10-Q reports and Forms 8-K.